Note 9. Goodwill	12 Months Ended
Oct. 31, 2012
Goodwill and Intangible Assets Disclosure [Text Block]
9.      Goodwill

As of October 31, 2012, management determined that the fair value of goodwill exceeds its carrying value of $2.5 million (October 31, 2011 ― $2.5 million) resulting in no impairment of goodwill.

In the fourth quarter of fiscal 2010, the Company changed its segment reporting structure (Note 23) following the completion of its strategic repositioning and allocated goodwill to two of the Company’s business segments: Sterilization Technologies ($1.6 million) and Medical Isotopes ($0.9 million). The Company’s segment reporting change, following its strategic realignment in the fourth quarter of fiscal 2012 did not require a reallocation of its goodwill.